UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2008

eLOYALTY CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27975	36-4304577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Field Drive, Suite 250, Lake Forest, Illinois	60045
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 582-7000

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This amendment (this “Amendment”) to the Company’s Current Reports on Form 8-K and Form 8-K/A dated December 3, 2007 (the “Original Filings”) is being filed to provide certain information called for by Item 5.02: “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.” Specifically, this Amendment reflects the following changes: (i) Item 5.02 is amended to reflect the terms of Mr. Min’s previously unavailable employment agreement with the Company to serve as Vice President and Chief Financial Officer and to reflect the terms of Mr. Min’s indemnification agreement with the Company and (ii) Item 9.01(c) is amended to reference Mr. Min’s employment agreement and indemnification agreement.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors, Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 14, 2008, eLoyalty and Chris B. Min executed an employment agreement and indemnification agreement in connection with Mr. Min’s appointment as the Company’s Vice President and Chief Financial Officer.

Mr. Min’s employment agreement can be terminated at will and provides him: (1) a base salary of $250,000 per year; (2) 55,000 shares of restricted stock, to be granted in February 2009 and vesting 25% on the last day of February 2009 and 6.25% on each quarterly vesting date thereafter; (3) a signing bonus of $52,500, payable February 28, 2008; (4) up to $110,000 of relocation expenses; and (5) a guaranteed bonus of $150,000 for the 2008 fiscal year, payable in 2009. The terms of Mr. Min’s indemnification agreement require the Company, subject to certain exceptions, to indemnify him to the fullest extent authorized or permitted by its bylaws and the Delaware General Corporation Law.

The preceding summary of Mr. Min’s employment agreement and indemnification agreement is qualified in its entirety by reference to the full text of Mr. Min’s employment agreement and indemnification agreement filed with this report as Exhibits 10.1 and 10.2, respectively, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a) and (b) not applicable

(c) Exhibit Index:

10.1	Employment Agreement, dated as of February 14, 2008, between eLoyalty Corporation and Chris B. Min (filed herewith).

10.2	Indemnification Agreement, dated as of February 14, 2008, between eLoyalty Corporation and Chris B. Min (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

eLOYALTY CORPORATION

Date: February 15, 2008	By:	/s/ STEVEN SHAPIRO
Steven Shapiro Vice President, General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Employment Agreement, dated as of February 14, 2008, between eLoyalty Corporation and Chris B. Min (filed herewith).

10.2	Indemnification Agreement, dated as of February 14, 2008, between eLoyalty Corporation and Chris B. Min (filed herewith).